UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported: February 26, 2010

Alfacell Corporation
(Exact name of registrant as specified in its charter)

0-11088
(Commission File Number)

Delaware	22-2369085
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

300 Atrium Drive, Somerset, NJ 08873
(Address of principal executive offices, with zip code)

(732) 652-4525
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 26, 2010, Alfacell Corporation (“Alfacell” or the “Company”) and the required investors under each of the agreements relating to the Company’s private placement which closed on October 19, 2009 (the “Private Placement”) entered into (i) an amendment (the “Purchase Agreement Amendment”) to that certain Securities Purchase Agreement dated as of October 19, 2009 by and among the Company and the investors named therein (the “Purchase Agreement”), (ii) an amendment (the “Note Amendment”) to each 5% Senior Secured Convertible Promissory Note issued by the Company on October 19, 2009 to the holders thereof (the “Notes”) and (iii) an amendment (the “Rights Agreement Amendment”) to that certain Investor Rights Agreement dated as of October 19, 2009 by and between the Company and the purchasers named therein (the “Rights Agreement”).

The Purchase Agreement Amendment provides that the deadline for the Company to distribute proxy statements to its stockholders soliciting approval of an amendment to the Company’s certificate of incorporation increasing the number of authorized shares of Common Stock (the “Charter Amendment”) to reserve an sufficient number of shares of Common Stock for issuance upon the conversion and exercise of the convertible notes and warrants issued in the Private Placement (the “Shares”) has been extended to April 1, 2010.  The Note Amendment provides that the deadline for the meeting of the stockholders in which they will consider approval of the Charter Amendment has been extended to May 1, 2010.  The Rights Agreement Amendment provides that the deadline for the Company to file a registration statement (the “Registration Statement”) registering the Shares has been extended to May 1, 2010 (the “Filing Deadline”) and the deadline for when the Registration Statement must be effective has been extended to the 90th day following the Filing Deadline or the 120th day following the Filing Deadline if the SEC reviews and has written comments.

Additional information regarding the Private Placement is set forth on a Form 8-K filed by the Company on October 20, 2009 and copies of the Purchase Agreement, the form of Note and the Rights Agreement are attached as exhibits to such Form 8-K.  In addition, the descriptions of the Purchase Agreement Amendment, the Note Amendment and the Rights Agreement Amendment (collectively, the "Amendments”) set forth above are qualified in their entirety by reference to the actual terms of the Amendments, which are attached hereto as Exhibits 10.1, 10.2 and 10.3 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

10.1	Amendment to Securities Purchase Agreement by and among Alfacell Corporation and the investors named therein dated February 26, 2010.

10.2	Amendment to each 5% Senior Secured Convertible Promissory Note by and between Alfacell Corporation and the holders thereof dated February 26, 2010.

10.3	Amendment to Investor Rights Agreement by and among Alfacell Corporation and the purchasers named therein dated February 26, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALFACELL CORPORATION

Date: March 4, 2010	By:	/s/ Charles Muniz
Charles Muniz President, Chief Executive Officer and Chief Financial Officer